UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2023

FIVE BELOW, INC.

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	001-35600	75-3000378
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Market Street
Suite 300
Philadelphia, PA 19106
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (215) 546-7909

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	FIVE	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of a New Director

On September 19, 2023, the Board of Directors (the “Board”) of Five Below, Inc. (the “Company”) elected Mimi Eckel Vaughn as a Class II director, upon the recommendation of the Board’s Nominating and Corporate Governance Committee (the “Nominating Committee”), effective immediately. Ms. Vaughn will serve until the 2024 annual meeting of shareholders and is expected to be nominated for reelection to the Board at the 2024 annual meeting of shareholders. The Board also appointed Ms. Vaughn as a member of the Audit Committee.

The Board determined that Ms. Vaughn qualifies as an independent director under the director independence standards set forth in the rules and regulations of the Securities and Exchange Commission (the “SEC”) and the applicable listing standards of The Nasdaq Stock Market LLC (the “Nasdaq Rules”).

In connection with her election Ms. Vaughn was granted an initial equity award of 767 restricted stock units (the “Initial Grant”) that will vest at the Company’s next annual shareholders meeting subject to her continued Board service. The Initial Grant was made pursuant to the Company’s Compensation Policy for Non-Employee Directors, as amended, and the Company’s Amended and Restated Equity Incentive Plan.

Ms. Vaughn has no arrangement or understanding with any other persons pursuant to which she was selected as a director. There are no transactions in which Ms. Vaughn has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 8.01	Other Events.

On September 19, 2023, the Company issued a press release announcing the appointment of Mimi Eckel Vaughn to the Board. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated in this Item 8.01 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated September 19, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 19, 2023	Five Below, Inc.

	By:	/s/ Kristy Chipman
	Name:	Kristy Chipman
	Title:	Chief Financial Officer & Treasurer